UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                              615 E. MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30, 2006
                         ------------------

Date of reporting period:  MARCH 31, 2006
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                     CHASE
                                  GROWTH FUND

                                 CHASE MID-CAP
                                  GROWTH FUND

                               Semi-Annual Report
                              Dated March 31, 2006

                      Chase Investment Counsel Corporation
                               300 Preston Avenue
                                   Suite 403
                      Charlottesville, Virginia 22902-5091

                             Advisor: 434-293-9104
                      Shareholder Servicing: 888-861-7556
                                www.chaseinv.com

                                 CHASE FUNDS

May 5, 2006

Dear Fellow Shareholders:

  We are pleased to present our combined semi-annual report for the Chase
Growth Fund (NASDAQ: CHASX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX). At the end of the first quarter over 17,500 shareholders had $657.5 million invested in CHASX, up from $286 million a year earlier, while CHAMX has grown to $24.6 million and over 500 shareholders, up from $11 million at this time last year. We appreciate the trust all of you have placed in our management and I want to extend a special welcome to all the new shareholders since my November 11th letter.

FUND PERFORMANCE

Six Month Period Ended 3/31/06
------------------------------

Chase Growth Fund*<F1>                 +5.36%     Chase Mid-Cap Growth Fund              +8.19%
S&P 500 Index                          +6.38%     S&P 500 Index                          +6.38%
Russell 1000 Growth Index              +6.17%     Russell MidCap Growth Index           +11.33%
Lipper Large Cap Growth Funds Index    +6.04%     Lipper MidCap Growth Funds Index      +12.88%

*<F1>  Fund return shown is the before and after tax total return.

  Lipper Analytics Services, Inc.1<F2> ranked the Chase Growth Fund #17 out of 479, #104 out of 593 and #432 out of 694 funds in its Large Cap Growth Universe for the five years, the three years and the one year ended 3/31/06. Lipper also ranked the Chase Mid-Cap Growth Fund #296 out of 460 and #372 out of 556 funds in its Mid-Cap Growth Fund Universe for the three years and one year ended 3/31/06. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be obtained by calling 888-861-7556. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

  On March 31st the Chase Growth Fund was invested in 39 stocks, which on average were rated A quality by Value Line. They range in market capitalization from $9.7 billion (Rockwell Collins) to $151.9 billion (Novartis). For the six months ended March 31st, our five best performing stocks were Moody's Corp. +28.57%, America Movil SA de CV ADR +25.18%, Suncor Energy Inc. +24.05%, JC Penney +23.02%, and Goldman Sachs Group +20.47%.

  On March 31st the Chase Mid-Cap Growth Fund was invested in 38 stocks, which on average were rated B++ quality by Value Line. They range in market capitalization from $1.3 billion (PSS World Med) to $17.5 billion (EOG Resources). For the six months ended March 31st, our five best performing stocks were Wesco International +55.99%, E Trade Financial +43.43%, Oshkosh Truck Corp. +38.03%, Penn National Gaming Inc. +32.73%, and SCP Pool Corp. +29.76%.

  Our investment process combines fundamental, quantitative, and technical research. We seek good quality companies that are leaders in their industries and enjoy above average, sustainable earnings growth with strong balance sheets to support that growth. Both the Chase Growth Fund and the Chase Mid-Cap Growth Fund portfolios include a diversified group of companies that we believe represent relatively outstanding investment opportunities. In the accompanying charts, we compare the characteristics of our Funds' stocks to the S&P 500 for the Growth Fund and to the Russell MidCap Growth Index for the Mid-Cap Fund.

  Chase Growth Fund stocks have enjoyed more consistent and higher five-year average annual earnings per share growth rates of 29% vs. 10% for the S&P. They are more profitable with a Return on Equity of 22% vs. 17%, and have stronger balance sheets with Debt to Total Capital of only 29% vs. 40%. Even with earnings growth rates almost three times as great they only sell at a 22% higher price/earnings multiple than the S&P 500 (19.2X vs. 15.7X) based on 2006 estimated earnings. Relative to their earnings growth and earnings reinvestment rates "Chase" stocks offer significantly better value than those in the S&P 500. Our stocks are selling at only 0.67 times their five-year historical growth rates compared to 1.66 times for the S&P 500 and 0.99 times their projected reinvestment rates compared to 1.47 times for the S&P 500.

March 31, 2006
                     CHASE GROWTH FUND STOCKS VS. S&P 500

                                      Chase Growth Fund Stocks       S&P 500
                                      ------------------------       -------
Last 5 Year Earnings Growth                     29%                    10%
Return on Equity                                22%                    17%
Reinvestment Rate                               19%                    11%
Debt/Total Capital                              29%                    40%
Weighted Avg. Cap. (Billions)                  46.8                   84.5
Weighted Avg. Beta (Volatility)                1.01                   1.00
Price/Earnings Estimated 2006                  19.2                   15.7

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

March 31, 2006
                            FUNDAMENTALS AND RATIOS

                         Chase Growth Fund         0.67
                         S&P 500                   1.66

                       P/E TO FIVE-YEAR HISTORICAL GROWTH

                         Chase Growth Fund         0.99
                         S&P 500                   1.47

                       P/E TO PROJECTED REINVESTMENT RATE

  Chase Mid-Cap Growth Fund stocks have characteristics similar to those in the Chase Growth Fund. They have enjoyed much greater five-year average annual earnings per share growth rates than those in the Russell MidCap Growth Index (29% vs. 22%). They are equally profitable with a Return on Equity of 22%, and have stronger balance sheets with Debt to Total Capital of only 19% vs. 36%. Even with 32% higher earnings growth rates they only sell at a 2.5% higher price/earnings multiple than the Russell MidCap Growth Index (20.5X vs. 20.0X) based on 2006 estimated earnings. Relative to their earnings growth and earnings reinvestment rates these "Chase" stocks also offer significantly better value than those in the Russell MidCap Growth Index. Our mid-cap stocks are selling at only 0.71 times their five-year historical growth rates compared to
0.91 times for the Russell MidCap Growth Index and 1.02 times their projected reinvestment rates compared to 1.09 times for the Russell MidCap Growth Index.

March 31, 2006

          CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP GROWTH

                                         Chase Mid-Cap            Russell
                                      Growth Fund Stocks       MidCap Growth
                                      ------------------       -------------
Last 5 Year Earnings Growth                   29%                   22%
Return on Equity                              22%                   22%
Reinvestment Rate                             20%                   18%
Debt/Total Capital                            19%                   36%
Weighted Avg. Cap. (Billions)                 7.0                   8.3
Weighted Avg. Beta (Volatility)              1.09                  1.33
Price/Earnings Estimated 2006                20.5                  20.0

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data and is not a prediction of future results for the Fund or companies held in the Fund's portfolio.

March 31, 2006
                            FUNDAMENTALS AND RATIOS

                       P/E TO FIVE-YEAR HISTORICAL GROWTH

                    Chase Mid-Cap Growth Fund           0.71
                    Russell MidCap Growth               0.91

                       P/E TO PROJECTED REINVESTMENT RATE

                    Chase Mid-Cap Growth Fund           1.02
                    Russell MidCap Growth               1.09

  Below are some highlights of our current market outlook.

POSITIVE FACTORS

  o While much attention has been given to the Federal Reserve's fifteen increases in the "federal funds rate" to hold down inflation and restrain the real estate boom, the FRB is still aggressively expanding liquidity as evidenced by a 10.5% ($247 billion in 13 weeks or a rate of $1 trillion annually) increase in M-3 Money Supply as of 03/17/06. With huge increases in the Money Supply the FRB may be able to delay or moderate a stock market correction by debasing the dollar. However, in terms of real
     (hard) money (gold) the DJIA has lost half its value since its 11,722 high in January 2000.

  o 85% of the time during the last 35 years when our stock market rose during January (as it did this year), the market has been positive for the whole year according to the Almanac Investors Newsletter.

  o The economy remains strong; business and employment should continue to expand, although slower after a first quarter 4.8% annual rate of increase by the GDP which was aided by very mild weather. Real estate prices remain generally high in most areas. Broad market averages are near peak levels. Especially important the advance/decline ratio of operating companies only actually rose to a new high in mid March. That ratio normally tops out well ahead of major averages and suggests the market rise should have more time.

  o Many U.S. corporations have substantial excess cash. In 2005 through December 28th cash acquisitions of public companies rose to $273 billion even exceeding the high in 2000. Already YTD through May 3rd acquisitions were $105 billion up from last year's $85 billion.

  o With real estate prices extended and new home sales falling 7.2% year-to-year in March, we expect some investor redeployment from real estate investments in favor of U.S. stocks. Although real estate prices have fallen in selected areas, in general they are still higher than a year ago which is very important with home owner/consumers so heavily in debt.

RISK FACTORS

  o Equity valuations remain historically high. On March 31st, Ned Davis Research estimated total common stock market capitalization of 5,000 U.S. common stocks stood at 124.3% of nominal GDP. While that is down 28.6% from its 3/31/2000 historic peak of 174.0%, it is still high compared to ratios of 86.6% and 79.4% at the 1929 and 1973 peaks.

  o The current uptrend has lasted 43 months, compared to the historical bull market average of 36 to 39 months.

  o The mid-term year (2006) of the U.S. Presidential election cycle has had the worst record for equities. During the past 70 years, 9 of the last 17 mid-term years were down; most of the others that were up had been down during the previous post presidential election years.

  o Risks include excess worldwide capacity, slowing earnings growth exacerbated by the requirement to expense options, high energy prices, developing inflationary pressures (wages are up 3.5% year over year, the highest rate of change since 2001), and rising interest rates have become more competitive with likely stock returns on a risk/reward basis. There are signs of a housing slowdown that will impact consumer spending which in '04-'05 was stimulated by about $1 trillion from $1.43 trillion of mortgage refinancing. Record high household debt, including over $1 trillion of Adjustable Rate Mortgages that will be reset at higher interest rates during the next eighteen months, (29% of 2005 first mortgage borrowers had either no equity or negative equity in their homes), a negative U.S. savings rate, huge government deficits which involve 52% of U.S. Treasuries now being owned by foreigners, record $225 billion fourth quarter current account deficit, geopolitical uncertainties (especially Iran), and the uncertainties due to a new Fed chairman.

  o Lowry's Reports Inc. Buying Power Index (Demand) which peaked in August of 2005 recently declined to a multi-year low, while their Selling Pressure Index (Supply) rose to a new multi-year high. Investors are increasingly selling into rallies. On February 7th their work gave an Intermediate Trend sell-signal. As Lowry's explained on February 10th, "expanding Supply and weakening Demand does not support a continuing bull market." Based on their 73 years of analysis, it is a time for caution.

  o  President Bush's approval rating recently sank to a new low.
     Historically, when the President is in trouble, the stock market is in trouble. Political rancor among Republicans and Democrats prior to the mid-term elections may increase the severity of any near term decline.

  o Our prosperity depends on the rest of the world accepting fiat U.S. dollars (its oil backing has given the dollar huge artificial strength) and we are now printing dollars at almost $1 trillion/year. That support remains as long as OPEC continues to price oil in dollars and foreign governments are willing to lend the U.S. over $2 billion/day (even though we are putting restrictions on their ability to invest those dollars-think Unocal and Dubai Ports Co). In March Iran had planned to initiate an oil bourse priced in Euros. If they do and are joined by Venezuela and maybe others it could be the beginning of serious economic warfare against the dollar. In 1979-80 it temporarily took 21% short-term interest rates to defend the dollar. Unlike then, we are now the world's biggest debtor nation with $8.2 trillion direct liabilities. Moreover, the U.S. Comptrollers 2005 report includes another $38 trillion of other federal government liabilities for a total of $46 trillion!

PERSPECTIVE

  o Since 1920 during the 16 times when there were at least two consecutive FRB rate increases before a decrease, the Dow was down 4.9% on average six months after the last increase and bottomed (down 8.5%) ten months later. Based on our research, most forecasters expect at least one more increase on 5/10/06. Since 1920 we are aware that the Dow has peaked 1-1/2 months before the last rate increase.

  o During the last 35 years there were only five times after a January rise when the market ended lower for the whole year, however, four of those down years coincided with mid-term four year cycle lows. You may also be interested to know that, according to The Growth Fund Guide, during mid-term election years the equity market normally peaks in April.

CONCLUSION

  o As investors we need to recognize that the FRB is going to be forced to create huge increases in liquidity to keep the U.S. economy growing. That monetary inflation sooner or later will result in a decline in the dollar, higher interest rates and rising gold prices as well as the prices of other scarce commodities such as oil and natural gas. We are very concerned that our heavily indebted economy is increasingly sensitive to increases in interest rates.

  o Our investment process combines fundamental, technical, and quantitative analysis which we believe gives us a good balance between making money and preserving capital. For your perspective, our process has enabled our large cap growth fund to be the 7th best performer for the 5 years ended April 30th in the Lipper Universe of 474 large cap growth funds. We are emphasizing high quality, profitable, growing companies with reasonable price/earnings to growth rates and strong fundamentals. We are cautious about the outlook for equities and assume a sizeable decline some time during 2006. We will be trying to take advantage of the fact that from the low of the last 23 mid-term election years since 1914 to the next year's high, the DJIA has risen almost 50% on average. In our separately managed balanced accounts where we have already reduced our emphasis on equities we continue to wait for better buying opportunities. Since by policy we stay quite fully invested in stocks, we assume our shareholders have reserves for unexpected expenses as well as purchasing power reserves to take advantage of any significant market declines.

  Chase Investment Counsel Corp. now manages over $5 billion for clients in 36 states. The Chase Growth Fund (CHASX) and our Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team and senior portfolio managers, David Scott, Brian Lazorishak, and myself that manage our large separate accounts. As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap stocks without a significant market impact.

  To discourage even legal short-term trading, which disrupts portfolio management and increases expenses for long-term investors, we impose a 2% fee on sales of shares in either Fund held less than 60 days. Such fees remain in the Fund for the benefit of all shareholders. As a result of economies of scale, our annualized expenses for the Chase Growth Fund for the six months ended March 31st totaled 1.15%. On the Chase Mid-Cap Growth Fund, our expense ratio is capped at 1.48% and we have waived front-end commissions through 2006. There are no annual 12b-1 fees on either of our Funds. As of June 1, 2006, we are waiving the shareholder servicing fee on the Chase Mid-Cap Growth Fund through the beginning of 2007.

  As one of the largest individual shareholders in both of our Funds, I assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks. The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together. Listed below are the 10 largest holdings as of March 31, 2006.

                                TOP 10 HOLDINGS

  Chase Growth Fund (CHASX)             Chase Mid-Cap Growth Fund (CHAMX)
  -------------------------             ---------------------------------
   1. Burlington Resources Inc.          1.  Oshkosh Truck Corp.
   2. America Movil SA ADR               2.  E Trade Financial Corp.
   3. Gilead Sciences Inc.               3.  Penn National Gaming
   4. Goldman Sachs Group                4.  Covance Inc.
   5. Qualcomm Inc.                      5.  Wesco International Inc.
   6. Halliburton Co.                    6.  HCC Ins Holdings
   7. United Technologies                7.  SCP Pool Corp.
   8. Franklin Resources Inc.            8.  Legg Mason Inc.
   9. Pepsico Inc.                       9.  EOG  Resources Inc.
  10. Cisco Systems Inc.                10.  XTO Energy Inc.

/s/Derwood S. Chase, Jr.                   /s/David B. Scott

Derwood S. Chase, Jr., CIC,                David B. Scott, CFA,
President & C.I.O.                         Sr. V.P. & Senior Portfolio Manager
Chase Investment Counsel Corporation       Chase Investment Counsel Corporation

The Chase Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 888-861-7556 or visiting www.chaseinv.com. Read it carefully before
                                 ----------------
investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. THE MID-CAP GROWTH FUND INVESTS IN MID-CAP COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY.

The opinions expressed above are those of the investment advisor, are subject to change, and any forecasts made cannot be guaranteed.

Investment performance for the Mid-Cap Growth Fund reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Russell MidCap Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

You cannot invest directly in an index.

1<F2> Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges. Please note our Funds do not have any sales charges.

Fund holdings are subject to change and are not a recommendation to buy or sell any security.

The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

The Return on Equity ("ROE") is the amount earned on a company's common stock investment for a given period.

Weighted Average Market Capital: Market capitalization is the value of a company where market cap is calculated by multiplying the number of outstanding shares by the current share price. Weighted average market capitalization represents an average market cap, where securities with larger market caps are weighted more heavily than those with smaller market caps. Represents average weighted average market cap on the securities in the portfolio, not the actual weighted average market cap on the portfolio.

Debt to total capital-ratio shows the relationship between a company's debt and its available capital, indicating the financial leverage of the company.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Quasar Distributors, LLC, Distributor.  (05/06)

                                 CHASE FUNDS

ALLOCATION OF PORTFOLIO ASSETS - MARCH 31, 2006 (UNAUDITED)

CHASE GROWTH FUND

Consumer Discretionary                          8%
Consumer Staples                                3%
Energy                                         16%
Financials                                     17%
Health Care                                    20%
Industrials                                    17%
Technology                                      7%
Materials                                       1%
Telecommunication Services                      5%
Utilities                                       2%
Short-Term Investments                          4%

CHASE MID-CAP GROWTH FUND

Consumer Discretionary                         17%
Energy                                         15%
Financials                                     13%
Health Care                                    13%
Industrials                                    22%
Materials                                       7%
Technology                                     10%
Short-Term Investments                          3%

EXPENSE EXAMPLE AT MARCH 31, 2006 (UNAUDITED)

  As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/05 - 3/31/06).

ACTUAL EXPENSES

  The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Fund(s) charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning           Ending             Expenses Paid
                                           Account Value      Account Value         During Period
                                              10/1/05            3/31/06        10/1/05 - 3/31/06*<F3>
                                           -------------      -------------     ----------------------
ACTUAL
   Chase Growth Fund                         $1,000.00          $1,053.60               $5.89
   Chase Mid-Cap Growth Fund                 $1,000.00          $1,081.90               $7.68

HYPOTHETICAL (5% RETURN BEFORE EXPENSES)
   Chase Growth Fund                         $1,000.00          $1,019.20               $5.79
   Chase Mid-Cap Growth Fund                 $1,000.00          $1,017.55               $7.44

*<F3> Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense. For the six month period ended March 31, 2006, the annualized expense ratios of the Chase Growth Fund and the Chase Mid-Cap Growth Fund were 1.15% and 1.48%, respectively.

CHASE GROWTH FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 2006 (UNAUDITED)

  Shares     COMMON STOCKS:  95.4%                                    Value
  ------     ---------------------                                    -----
             AIR FREIGHT:  2.4%
   141,500   FedEx Corp.                                          $ 15,981,010
                                                                  ------------
             ASSET MANAGEMENT:  3.3%
   227,400   Franklin Resources, Inc.                               21,430,176
                                                                  ------------
             BEVERAGE:  3.2%
   364,400   PepsiCo, Inc.                                          21,058,676
                                                                  ------------
             BIOTECHNOLOGY:  4.3%
   456,000   Gilead Sciences, Inc.*<F4>                             28,372,320
                                                                  ------------
             COMPUTER-NETWORKING:  3.0%
   912,500   Cisco Systems, Inc.*<F4>                               19,773,875
                                                                  ------------
             CONGLOMERATES:  3.3%
   375,700   United Technologies Corp.                              21,779,329
                                                                  ------------
             DEFENSE:  6.4%
   245,800   General Dynamics Corp.                                 15,726,284
   216,800   Lockheed Martin Corp.                                  16,288,184
   174,800   Rockwell Collins, Inc.                                  9,849,980
                                                                  ------------
                                                                    41,864,448
                                                                  ------------
             DRUGS - GENERIC:  2.3%
   372,200   Teva Pharmaceutical Industries Ltd. - ADR              15,327,196
                                                                  ------------
             DRUGS - PROPRIETARY:  2.7%
   321,900   Novartis AG - ADR                                      17,846,136
                                                                  ------------
             ENERGY/INTEGRATED:  2.3%
   198,300   Suncor Energy, Inc.+<F5>                               15,273,066
                                                                  ------------
             ENERGY/OIL & GAS EXPLORATION & PRODUCTION:  6.8%
   323,800   Burlington Resources, Inc.                             29,760,458
   342,400   XTO Energy, Inc.                                       14,918,368
                                                                  ------------
                                                                    44,678,826
                                                                  ------------
             ENERGY/OIL SERVICE:  7.1%
    98,300   Baker Hughes Inc.                                       6,723,720
   315,100   Halliburton Co.                                        23,008,602
   134,000   Schlumberger Ltd.+<F5>                                 16,960,380
                                                                  ------------
                                                                    46,692,702
                                                                  ------------
             FINANCE/BANKS:  1.5%
    88,600   UBS AG+<F5>                                             9,743,342
                                                                  ------------
             FINANCE/INFORMATION SERVICES:  2.0%
   185,500   Moody's Corp.                                          13,255,830
                                                                  ------------
             FINANCIAL SERVICES - DIVERSIFIED:  7.6%
    69,700   The Bear Stearns Companies Inc.                         9,667,390
   154,300   The Goldman Sachs Group, Inc.                          24,218,928
   113,450   Lehman Brothers Holdings Inc.                          16,396,928
                                                                  ------------
                                                                    50,283,246
                                                                  ------------
             HEALTH CARE BENEFITS:  5.4%
   292,900   UnitedHealth Group, Inc.                               16,361,394
   252,200   Wellpoint, Inc.*<F4>                                   19,527,846
                                                                  ------------
                                                                    35,889,240
                                                                  ------------
             HEALTH CARE SERVICES:  2.7%
   358,100   Caremark Rx, Inc.*<F4>                                 17,611,358
                                                                  ------------
             HOTEL/MOTEL:  1.6%
   151,800   Marriott International, Inc. - Class A                 10,413,480
                                                                  ------------
             INSURANCE - LIFE:  2.5%
   109,900   Aflac Inc.                                              4,959,787
   231,900   Metlife, Inc.                                          11,217,003
                                                                  ------------
                                                                    16,176,790
                                                                  ------------
             MACHINERY:  2.8%
   257,200   Caterpillar Inc.                                       18,469,532
                                                                  ------------
             MEDICAL PRODUCTS:  2.3%
   121,400   Medtronic, Inc.                                         6,161,050
   219,800   St. Jude Medical, Inc.*<F4>                             9,011,800
                                                                  ------------
                                                                    15,172,850
                                                                  ------------
             METALS - PRECIOUS:  1.2%
   156,500   Newmont Mining Corp.                                    8,120,785
                                                                  ------------
             RAILROAD:  2.5%
   307,200   Norfolk Southern Corp.                                 16,610,304
                                                                  ------------
             RETAIL - DEPARTMENT STORE:  4.0%
   278,900   J.C. Penney Co., Inc.                                  16,848,349
   238,800   Nordstrom, Inc.                                         9,356,184
                                                                  ------------
                                                                    26,204,533
                                                                  ------------
             RETAIL - SPECIALTY:  2.3%
   428,400   Coach, Inc.*<F4>                                       14,814,072
                                                                  ------------
             TELECOMMUNICATION EQUIPMENT:  3.5%
   460,800   QUALCOMM, Inc.                                         23,321,088
                                                                  ------------
             UTILITIES - ELECTRIC/GAS:  1.9%
   231,600   Exelon Corp.                                           12,251,640
                                                                  ------------
             WIRELESS TELECOMMUNICATION:  4.5%
   861,500   America Movil SA de CV - ADR                           29,514,990
                                                                  ------------

             Total Common Stocks (Cost $522,669,238)               627,930,840
                                                                  ------------

             SHORT-TERM INVESTMENTS:  4.3%
             -----------------------------
28,152,109   Vanguard Admiral Treasury Money Market Fund            28,152,109
                                                                  ------------
             Total Short-Term Investments (Cost $28,152,109)        28,152,109
                                                                  ------------
             Total Investments in Securities
               (Cost $550,821,347):  99.7%                         656,082,949
             Other Assets in Excess of Liabilities:  0.3%            1,934,760
                                                                  ------------
             Net Assets:  100.0%                                  $658,017,709
                                                                  ------------
                                                                  ------------

ADR - American Depositary Receipt
*<F4>   Non-income producing security.
+<F5>   U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

CHASE MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 2006 (UNAUDITED)

  Shares     COMMON STOCKS:  96.6%                                    Value
  ------     ---------------------                                    -----
             ASSET MANAGEMENT:  5.8%
    22,100   Eaton Vance Corp.                                     $   605,098
     6,500   Legg Mason, Inc.                                          814,645
                                                                   -----------
                                                                     1,419,743
                                                                   -----------
             BROKERAGE:  4.1%
    37,800   E*Trade Financial Corp.*<F6>                            1,019,844
                                                                   -----------
             BUILDING:  2.9%
    12,550   Florida Rock Industries, Inc.                             705,561
                                                                   -----------
             CHEMICALS - SPECIALTY:  1.5%
     9,400   Airgas, Inc.                                              367,446
                                                                   -----------
             COMPUTER HARDWARE:  1.7%
    21,300   Western Digital Corp.*<F6>                                413,859
                                                                   -----------
             COMPUTER SOFTWARE & SERVICES:  2.1%
    14,100   Amdocs Ltd.+<F7>*<F6>                                     508,446
                                                                   -----------
             CONGLOMERATES:  1.0%
     4,400   ITT Industries, Inc.                                      247,368
                                                                   -----------
             DEFENSE:  2.8%
    12,300   Rockwell Collins, Inc.                                    693,105
                                                                   -----------
             EDUCATIONAL SERVICES:  2.5%
     9,800   ITT Educational Services, Inc.*<F6>                       627,690
                                                                   -----------
             ELECTRICAL EQUIPMENT:  5.1%
     8,600   Ametek, Inc.                                              386,656
    12,800   WESCO International, Inc.*<F6>                            870,528
                                                                   -----------
                                                                     1,257,184
                                                                   -----------
             ELECTRONICS:  1.1%
     4,600   Multi-Fineline Electronix, Inc.*<F6>                      269,054
                                                                   -----------
             ENERGY/INTEGRATED:  4.8%
    11,000   EOG Resources, Inc.                                       792,000
     8,712   Noble Energy, Inc.                                        382,631
                                                                   -----------
                                                                     1,174,631
                                                                   -----------
             ENERGY/OIL & GAS EXPLORATION & PRODUCTION:  5.4%
    17,200   Chesapeake Energy Corp.                                   540,252
    18,100   XTO Energy, Inc.                                          788,617
                                                                   -----------
                                                                     1,328,869
                                                                   -----------
             ENERGY/OIL SERVICE:  4.5%
    10,900   BJ Services Co.                                           377,140
    10,900   Helix Energy Solutions Group Inc.*<F6>                    413,110
     8,000   TODCO - Class A*<F6>                                      315,280
                                                                   -----------
                                                                     1,105,530
                                                                   -----------
             GAMING & LODGING:  4.1%
    24,100   Penn National Gaming, Inc.*<F6>                         1,016,538
                                                                   -----------
             HEALTH CARE BENEFITS:  3.0%
    13,625   Coventry Health Care, Inc.*<F6>                           735,478
                                                                   -----------
             HEALTH CARE SERVICES:  5.1%
    15,300   Covance Inc.*<F6>                                         898,875
    18,800   PSS World Medical, Inc.*<F6>                              362,652
                                                                   -----------
                                                                     1,261,527
                                                                   -----------
             INSURANCE - PROPERTY/CASUALTY/TITLE:  3.5%
    24,500   HCC Insurance Holdings, Inc.                              852,600
                                                                   -----------
             LEISURE TIME:  3.4%
    17,700   SCP Pool Corp.                                            830,307
                                                                   -----------
             MACHINERY:  9.5%
     8,200   Graco Inc.                                                372,526
    11,200   Joy Global Inc.                                           669,424
    20,700   Oshkosh Truck Corp.                                     1,288,368
                                                                   -----------
                                                                     2,330,318
                                                                   -----------
             MEDICAL PRODUCTS:  4.9%
    22,200   Pharmaceutical Product Development, Inc.                  768,342
     9,900   ResMed, Inc.*<F6>                                         435,402
                                                                   -----------
                                                                     1,203,744
                                                                   -----------
             METALS - PRECIOUS:  2.5%
    21,200   Goldcorp, Inc.+<F7>                                       620,100
                                                                   -----------
             RETAIL - DEPARTMENT STORE:  2.8%
    17,800   Nordstrom, Inc.                                           697,404
                                                                   -----------
             RETAIL - SPECIALTY:  4.3%
    16,900   Coach, Inc.*<F6>                                          584,402
    12,900   Office Depot, Inc.*<F6>                                   480,396
                                                                   -----------
                                                                     1,064,798
                                                                   -----------
             SERVICE COMPANIES:  3.0%
    11,100   Stericycle, Inc.*<F6>                                     750,582
                                                                   -----------
             TECHNOLOGY/MISCELLANEOUS:  2.5%
     7,600   Garmin Ltd.+<F7>                                          603,668
                                                                   -----------
             TELECOMMUNICATION EQUIPMENT:  2.7%
    14,100   Harris Corp.                                              666,789
                                                                   -----------

             Total Common Stocks (Cost $18,812,141)                 23,772,183
                                                                   -----------

             SHORT-TERM INVESTMENTS:  3.4%
             -----------------------------
   845,316   Vanguard Admiral Treasury Money Market Fund               845,316
                                                                   -----------
             Total Short-Term Investments (Cost $845,316)              845,316
                                                                   -----------
             Total Investments in Securities
               (Cost $19,657,457):  100.0%                          24,617,499
             Other Liabilities in Excess of Assets:  (0.0)%             (9,735)
                                                                   -----------
             Net Assets:  100.0%                                   $24,607,764
                                                                   -----------
                                                                   -----------

*<F6>   Non-income producing security.
+<F7>   U.S. traded security of a foreign issuer.

See accompanying Notes to Financial Statements.

CHASE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT MARCH 31, 2006 (UNAUDITED)

                                                                            Chase            Chase Mid-Cap
                                                                         Growth Fund          Growth Fund
                                                                         -----------         -------------
ASSETS
   Investments in securities, at value
     (identified cost $550,821,347 and $19,657,457, respectively)        $656,082,949         $24,617,499
   Cash                                                                        28,136                 270
   Receivables
       Securities sold                                                      5,954,992                  --
       Fund shares issued                                                   2,948,953              12,750
       Dividends and interest                                                 453,665              12,184
   Prepaid expenses                                                            85,061               8,073
                                                                         ------------         -----------
           Total assets                                                   665,553,756          24,650,776
                                                                         ------------         -----------
LIABILITIES
   Payables
       Securities purchased                                                 6,615,476                  --
       Due to Advisor                                                         545,599              13,784
       Fund shares redeemed                                                   296,336                  --
       Administration fees                                                     40,020               3,019
       Transfer agent fees                                                     15,757               4,771
       Fund accounting fees                                                     9,382               4,309
       Audit fees                                                               7,941               8,126
       Custody fees                                                             2,664                  38
       Chief Compliance Officer fee                                             1,809                 103
       Shareholder servicing fees                                                  --               5,031
   Accrued expenses                                                             1,063               3,831
                                                                         ------------         -----------
           Total liabilities                                                7,536,047              43,012
                                                                         ------------         -----------
NET ASSETS                                                               $658,017,709         $24,607,764
                                                                         ------------         -----------
                                                                         ------------         -----------
CALCULATION OF NET ASSET VALUE PER SHARE
   Net assets applicable to shares outstanding                           $658,017,709         $24,607,764
   Shares issued and outstanding [unlimited number of shares
     (par value $0.01) authorized]                                         32,839,487             739,197
                                                                         ------------         -----------
   Net asset value, offering and redemption price per share              $      20.04         $     33.29
                                                                         ------------         -----------
                                                                         ------------         -----------
COMPONENTS OF NET ASSETS
   Paid-in capital                                                       $560,608,929         $18,827,060
   Accumulated net investment loss                                           (305,495)            (77,401)
   Accumulated net realized gain/(loss) from investments                   (7,547,327)            898,063
   Net unrealized appreciation on investments                             105,261,602           4,960,042
                                                                         ------------         -----------
           Net assets                                                    $658,017,709         $24,607,764
                                                                         ------------         -----------
                                                                         ------------         -----------

See accompanying Notes to Financial Statements.

                                 CHASE FUNDS

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                                               Chase            Chase Mid-Cap
                                                                            Growth Fund          Growth Fund
                                                                            -----------         -------------
INVESTMENT INCOME
   Income
       Dividends (Net of foreign taxes withheld
         of $51,803 and $173, respectively)                                 $ 2,395,423          $   40,801
       Interest                                                                 477,066              30,253
                                                                            -----------          ----------
           Total income                                                       2,872,489              71,054
                                                                            -----------          ----------
   Expenses
       Advisory fees (Note 4)                                                 2,769,620             100,307
       Administration fees (Note 4)                                             213,275              15,046
       Custody fees                                                              41,970               2,740
       Transfer agent fees                                                       38,598               7,636
       Fund accounting fees                                                      37,645              11,514
       Registration fees                                                         19,051               7,978
       Insurance fees                                                            12,322               1,796
       Printing and mailing fees                                                 11,822               1,128
       Trustees fees                                                              8,432               3,315
       Audit fees                                                                 7,980               7,913
       Miscellaneous                                                              7,027               1,086
       Legal fees                                                                 6,629               2,327
       Chief Compliance Officer fee (Note 4)                                      3,613                 142
       Shareholder servicing fees                                                    --              25,077
                                                                            -----------          ----------
           Total expenses                                                     3,177,984             188,005
           Less: Expenses waived by Advisor (Note 4)                                 --             (39,550)
                                                                            -----------          ----------
           Net expenses                                                       3,177,984             148,455
                                                                            -----------          ----------
               NET INVESTMENT LOSS                                             (305,495)            (77,401)
                                                                            -----------          ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from investments                                 (4,394,661)            898,068
   Net change in unrealized appreciation on investments                      33,345,577           1,009,332
                                                                            -----------          ----------
       Net realized and unrealized gain on investments                       28,950,916           1,907,400
                                                                            -----------          ----------
               NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $28,645,421          $1,829,999
                                                                            -----------          ----------
                                                                            -----------          ----------

See accompanying Notes to Financial Statements.

                              CHASE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 Six Months
                                                                    Ended               Year
                                                               March 31, 2006           Ended
                                                                 (Unaudited)       Sept. 30, 2005
                                                               --------------      --------------
NET INCREASE IN NET ASSETS FROM:

OPERATIONS
   Net investment loss                                           $   (305,495)       $   (817,951)
   Net realized loss from investments                              (4,394,661)           (268,196)
   Net change in unrealized appreciation on investments            33,345,577          49,024,163
                                                                 ------------        ------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        28,645,421          47,938,016
                                                                 ------------        ------------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a)<F8>                                145,046,942         259,948,902
                                                                 ------------        ------------
       TOTAL INCREASE IN NET ASSETS                               173,692,363         307,886,918
                                                                 ------------        ------------

NET ASSETS
Beginning of period                                               484,325,346         176,438,428
                                                                 ------------        ------------
END OF PERIOD                                                    $658,017,709        $484,325,346
                                                                 ------------        ------------
                                                                 ------------        ------------

(a)<F8>  A summary of share transactions is as follows:

                                                  Six Months
                                                    Ended                          Year
                                                March 31, 2006                     Ended
                                                 (Unaudited)                  Sept. 30, 2005
                                          --------------------------     -------------------------
                                          Shares     Paid-in Capital     Shares    Paid-in Capital
                                          ------     ---------------     ------    ---------------
Shares sold                             10,305,274    $201,900,047     16,424,194    $293,286,334
Shares redeemed*<F9>                    (2,935,492)    (56,853,105)    (1,880,958)    (33,337,432)
                                        ----------    ------------     ----------    ------------
Net increase                             7,369,782    $145,046,942     14,543,236    $259,948,902
                                        ----------    ------------     ----------    ------------
                                        ----------    ------------     ----------    ------------
*<F9>  Net of redemption fees of                      $     28,166                   $     49,695
                                                      ------------                   ------------
                                                      ------------                   ------------

See accompanying Notes to Financial Statements.

                          CHASE MID-CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     Six Months
                                                                       Ended                Year
                                                                   March 31, 2006          Ended
                                                                    (Unaudited)        Sept. 30, 2005
                                                                   --------------      --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                               $   (77,401)        $   (92,917)
   Net realized gain from investments                                    898,068             373,478
   Net change in unrealized appreciation on investments                1,009,332           2,844,189
                                                                     -----------         -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            1,829,999           3,124,750
                                                                     -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gain on investments                                (373,482)            (93,050)
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net change
     in outstanding shares (a)<F10>                                    5,949,471           6,028,453
                                                                     -----------         -----------
       TOTAL INCREASE IN NET ASSETS                                    7,405,988           9,060,153
                                                                     -----------         -----------

NET ASSETS
Beginning of period                                                   17,201,776           8,141,623
                                                                     -----------         -----------
END OF PERIOD                                                        $24,607,764         $17,201,776
                                                                     -----------         -----------
                                                                     -----------         -----------

(a)<F10>  A summary of share transactions is as follows:

                                                                 Six Months
                                                                    Ended                          Year
                                                               March 31, 2006                      Ended
                                                                 (Unaudited)                  Sept. 30, 2005
                                                          -------------------------      -------------------------
                                                          Shares    Paid-in Capital      Shares    Paid-in Capital
                                                          ------    ---------------      ------    ---------------
Shares sold                                               205,269      $6,414,706        261,466      $7,258,335
Shares issued on reinvestments of distributions            11,924         365,607          3,447          92,823
Shares redeemed*<F11>                                     (26,369)       (830,842)       (48,739)     (1,322,705)
                                                          -------      ----------        -------      ----------
Net increase                                              190,824      $5,949,471        216,174      $6,028,453
                                                          -------      ----------        -------      ----------
                                                          -------      ----------        -------      ----------
*<F11> Net of redemption fees of                                       $        2                     $      760
                                                                       ----------                     ----------
                                                                       ----------                     ----------

See accompanying Notes to Financial Statements.

                              CHASE GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             Six Months
                                               Ended
                                             March 31,                             Year Ended September 30,
                                                2006           ----------------------------------------------------------------
                                            (Unaudited)        2005           2004           2003           2002           2001
                                            -----------        ----           ----           ----           ----           ----
Net asset value,
  beginning of period                          $19.02         $16.15         $13.47         $13.29         $14.23         $17.69
                                               ------         ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income/(loss)                 (0.01)(1)      (0.05)(1)      (0.10)         (0.05)         (0.05)(1)       0.05
                                                     <F12>          <F12>                                        <F12>
   Net realized and unrealized
     gain/(loss) on investments                  1.03           2.92           2.78           0.23          (0.85)         (3.28)
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 1.02           2.87           2.68           0.18          (0.90)         (3.23)
                                               ------         ------         ------         ------         ------         ------
Less distributions:
   From net investment income                      --             --             --             --          (0.04)         (0.01)
   From net realized gain                          --             --             --             --             --          (0.22)
                                               ------         ------         ------         ------         ------         ------
Total distributions                                --             --             --             --          (0.04)         (0.23)
                                               ------         ------         ------         ------         ------         ------
Paid-in capital from redemption fees             0.00(1)(2)     0.00(1)(2)     0.00(2)        0.00(2)          --             --
                                                   <F12><F13>     <F12><F13>      <F13>          <F13>
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $20.04         $19.02         $16.15         $13.47         $13.29         $14.23
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL RETURN                                    5.36%(3)      17.77%         19.90%          1.35%         (6.36%)       (18.47%)
                                                    <F14>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (thousands)                         $658,018       $484,325       $176,438       $104,499        $50,803        $33,922
Ratio of expenses to average net assets:
   Before expense
     reimbursement/recoupment                   1.15%(4)(6)    1.18%          1.31%          1.42%          1.53%          1.57%
                                                   <F15><F17>
   After expense
     reimbursement/recoupment                   1.15%(4)(6)    1.18%          1.37%(5)       1.48%          1.48%          1.48%
                                                   <F15><F17>                     <F16>
Ratio of net investment income/
  (loss) to average net assets:
   Before expense
     reimbursement/recoupment                  (0.11%)(4)     (0.27%)        (0.71%)        (0.49%)        (0.37%)         0.25%
                                                     <F15>
   After expense
     reimbursement/recoupment                  (0.11%)(4)     (0.27%)        (0.77%)        (0.55%)        (0.32%)         0.34%
                                                     <F15>
Portfolio turnover rate                        50.36%(3)      86.68%         84.09%        173.68%         96.06%         94.84%
                                                    <F14>

(1)<F12>   Based on average shares outstanding.
(2)<F13>   Amount is  less than $0.01.
(3)<F14>   Not annualized.
(4)<F15>   Annualized.
(5)<F16> Effective January 1, 2004, the Advisor contractually agreed to lower the net annual operating expense rate to 1.39%.
(6)<F17>   Effective January 28, 2006, the Advisor eliminated the expense cap.

See accompanying Notes to Financial Statements.

                          CHASE MID-CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             Six Months
                                               Ended                       Year Ended                     Period         Period
                                             March 31,                   September 30,                    Ended          Ended
                                                2006           ----------------------------------       Sept. 30,       Nov. 30,
                                            (Unaudited)        2005           2004           2003      2002(2)<F19>   2001(6)<F23>
                                            -----------        ----           ----           ----      ------------   ------------
Net asset value,
  beginning of period                          $31.37         $24.51         $20.62         $19.49        $26.96         $20.00
                                               ------         ------         ------         ------        ------         ------
Income from investment operations:
   Net investment loss                          (0.12)(1)      (0.21)(1)      (0.21)         (0.08)        (0.02)         (0.35)
                                                     <F18>          <F18>
   Net realized and unrealized
     gain/(loss) on investments                  2.64           7.30           4.10           1.21         (0.70)          7.31
                                               ------         ------         ------         ------        ------         ------
Total from investment operations                 2.52           7.09           3.89           1.13         (0.72)          6.96
                                               ------         ------         ------         ------        ------         ------
Less distributions:
   From net realized gain                       (0.60)         (0.23)            --             --         (6.75)            --
                                               ------         ------         ------         ------        ------         ------
Total distributions                             (0.60)         (0.23)            --             --         (6.75)            --
                                               ------         ------         ------         ------        ------         ------
Paid-in capital from redemption fees             0.00(1)(5)     0.00(1)(5)       --             --            --             --
                                                   <F18><F22>     <F18><F22>
                                               ------         ------         ------         ------        ------         ------
Net asset value, end of period                 $33.29         $31.37         $24.51         $20.62        $19.49         $26.96
                                               ------         ------         ------         ------        ------         ------
                                               ------         ------         ------         ------        ------         ------
TOTAL RETURN                                    8.19%(3)      29.07%         18.87%          5.80%        (3.56%)        34.79%
                                                    <F20>
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (thousands)                          $24,608        $17,202         $8,142         $3,668          $527           $221
Ratio of expenses to average net assets:
   Before expense reimbursement                 1.87%(4)       2.34%          3.02%          7.27%        68.63%(4)      18.49%(4)
                                                    <F21>                                                      <F21>          <F21>
   After expense reimbursement                  1.48%(4)       1.48%          1.48%          1.48%         1.48%(4)       2.00%(4)
                                                    <F21>                                                      <F21>          <F21>
Ratio of net investment loss
  to average net assets:
   Before expense reimbursement                (1.16%)(4)     (1.63%)        (2.58%)        (6.67%)      (67.84%)(4)    (17.74%)(4)
                                                     <F21>                                                      <F21>          <F21>
   After expense reimbursement                 (0.77%)(4)     (0.77%)        (1.04%)        (0.88%)       (0.69%)(4)     (1.25%)(4)
                                                     <F21>                                                      <F21>          <F21>
Portfolio turnover rate                        44.06%(3)      68.88%         80.95%        129.00%         0.00%        683.55%
                                                    <F20>

(1)<F18>   Based on average shares outstanding.
(2)<F19> The Fund changed its year end from November 30 to September 30. This represents the period from December 1, 2001 to September 30, 2002. On September 1, 2002, Chase Investment Counsel Corp. became the Investment Advisor to the Fund and the Fund changed its name to the Chase Mid-Cap Growth Fund.
(3)<F20>   Not annualized.
(4)<F21>   Annualized.
(5)<F22>   Amount is less than $0.01.
(6)<F23>   Commencement of operations was January 1, 2001.

See accompanying Notes to Financial Statements.

                                  CHASE FUNDS

NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 2006 (UNAUDITED)

NOTE 1 - ORGANIZATION

    The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a "Fund" and collectively, the "Funds") are each a series of shares of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Chase Growth Fund (the "Growth Fund") is a diversified fund. The investment objective of the Growth Fund is growth of capital and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $10 billion and above.

    The Chase Mid-Cap Growth Fund (the "Mid-Cap Fund") is also a diversified fund. The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by primarily investing in common stocks or securities convertible into common stock of U.S. companies that have a mid-size market capitalization. The adviser considers a mid-cap security to be one that has a market capitalization of between $1 billion and $10 billion.

    The Growth Fund and the Mid-Cap Fund commenced operations on December 2, 1997 and September 1, 2002, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.
        These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Redemption Fees. The Funds charge a 2% redemption fee to shareholders who redeem shares held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

    F. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

NOTE 3 - SPECIAL MEETING OF SHAREHOLDERS - CHASE MID-CAP GROWTH FUND

    A Special Meeting of Shareholders (the "Special Meeting") of the Mid-Cap Fund was held on October 22, 2004 pursuant to notice duly given to all shareholders of record at the close of business on September 16, 2004. At the Special Meeting, shareholders were asked to approve the Plan of Reorganization of the Mid-Cap Fund into a series of the Trust. The number of shares voting for approval of the Plan of Reorganization was 237,490; the number of shares voting against approval of the Plan of Reorganization was 5,353; the number of shares abstaining was 0; and the number of broker non-votes was 0. As a result, effective October 22, 2004, substantially all of the assets and stated liabilities of the Mid-Cap Fund were transferred to the Trust as part of the Plan of Reorganization between the World Funds, Inc., on behalf of the Mid-Cap Fund series and the Trust. No gain or loss for Federal income tax purposes was recognized on the exchange.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the six months ended March 31, 2006, Chase Investment Counsel Corporation (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the six months ended March 31, 2006, the Growth Fund and the Mid-Cap Fund incurred $2,769,620 and $100,307 in advisory fees, respectively.

    Each Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.48% of average daily net assets. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund's expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the six months ended March 31, 2006, the Advisor reduced its fees and absorbed Fund expenses in the amount of $39,550 in the Mid-Cap Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $332,928 at March 31, 2006 in the Mid-Cap Fund. Cumulative expenses subject to recapture expire as follows:

                         Year                   Amount
                         ----                   ------
                         2006                  $ 83,651
                         2007                   104,327
                         2008                   105,400
                         2009                    39,550
                                               --------
                                               $332,928
                                               --------
                                               --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

GROWTH FUND

    Fund asset level                          Fee rate
    ----------------                          --------
    Less than $15 million                     $30,000
    $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
    More than $150 million                    0.05% of average daily net assets

MID-CAP FUND

    Fund asset level                          Fee rate
    ----------------                          --------
    Less than $100 million                    0.15% of average daily net assets
    $100 million to less than $200 million    0.10% of average daily net assets
    More than $200 million                    0.05% of average daily net assets

    For the six months ended March 31, 2006, the Growth Fund and the Mid-Cap Fund incurred $213,275 and $15,046 in administration fees, respectively.

    U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent to the Funds. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds' custodian.

    Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Trust are also officers of the Administrator and the Distributor.

    For the six months ended March 31, 2006, the Growth Fund and the Mid-Cap Fund were allocated $3,613 and $142 of the Chief Compliance Officer fee, respectively.

NOTE 5 - SHAREHOLDER SERVICING FEE

    The Mid-Cap Fund has entered into a Shareholder Servicing Agreement (the "Agreement") with the Advisor, under which the Fund pays servicing fees at an annual rate of 0.25% of the average daily net assets of the Fund. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the six months ended March 31, 2006, the Mid-Cap Fund incurred shareholder servicing fees of $25,077 under the Agreement.

NOTE 6 - SECURITIES TRANSACTIONS

    For the six months ended March 31, 2006, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

                            Purchases               Sales
                            ---------               -----
    Growth Fund            $402,869,850          $269,090,605
    Mid-Cap Fund             14,407,656             8,149,780

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

    Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

    The tax character of distributions paid during the six months ended March 31, 2006 was as follows:

MID-CAP FUND

                                Six Months Ended            Year Ended
                                 March 31, 2006         September 30, 2005
                                 --------------         ------------------
    Long-term capital gains         $373,482                 $93,050

    There were no distributions paid by the Growth Fund.

    As of September 30, 2005, the Funds' most recently completed fiscal year, the components of capital on a tax basis were as follows:

                                             Growth Fund         Mid-Cap Fund
                                             -----------         -----------
  Cost of investments                        $416,236,348        $13,557,751
                                             ------------        -----------
                                             ------------        -----------
  Gross unrealized appreciation              $ 79,357,546        $ 4,069,368
  Gross unrealized depreciation                (7,682,221)          (118,658)
                                             ------------        -----------
  Net unrealized appreciation                $ 71,675,325        $ 3,950,710
                                             ------------        -----------
                                             ------------        -----------
  Undistributed ordinary income              $         --        $        --
  Undistributed long-term capital gain                 --            373,477
                                             ------------        -----------
  Total distributable earnings               $         --        $   373,477
                                             ------------        -----------
                                             ------------        -----------
  Other accumulated gains/(losses)           $ (2,911,966)       $        --
                                             ------------        -----------
  Total accumulated earnings/(losses)        $ 68,763,359        $ 4,324,187
                                             ------------        -----------
                                             ------------        -----------

    The Growth Fund had a capital loss carryforward of $2,911,966 as of September 30, 2005, of which $2,864,146 expires in 2011 and $47,820 expires in 2013.

                                 CHASE FUNDS

NOTICE TO SHAREHOLDERS AT MARCH 31, 2006 (UNAUDITED)

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.
                        ------------------

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

    Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at
http://www.sec.gov.
------------------

QUARTERLY FILINGS ON FORM N-Q

    The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds'
                                                ------------------
Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-888-861-7556.

                                 CHASE FUNDS

AST BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

    At a meeting held on December 15, 2005, the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreements (the "Advisory Agreements") with Chase Investment Counsel Corp. (the "Advisor") pertaining to the Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a "Fund" and collectively the "Funds") for the one-year period ending December 15, 2006. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreements:

    1. THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS. The Board considered the Advisor's specific responsibilities in all aspects of the day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor involved in the day-to-day activities of the Funds, including administration, marketing and compliance. The Board noted the Advisor's commitment to responsible Fund growth. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor's compliance record, and the Advisor's business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board's knowledge of the Advisor's operations, and noted that during the course of the prior year the Board had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreements and that the nature, overall quality, cost and extent of such investment advisory services are satisfactory and reliable.

    2. THE FUNDS' HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc. and its benchmark indices, the Russell 1000 Growth Index and S&P 500 Index (Chase Growth Fund) and the Russell MidCap Growth Index (Chase Mid-Cap Growth Fund).

        CHASE GROWTH FUND. The Board noted that the Chase Growth Fund's performance was above the median of its peer group and its benchmark indices, the Russell 1000 Growth Index and S&P 500 Index. The Trustees particularly noted the Fund's first quartile performance ranking for one- and five-year periods and second quartile performance ranking for a three-year period. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that the Advisor's overall performance was highly satisfactory under current market conditions.

        CHASE MID-CAP GROWTH FUND. The Board noted that the Chase Mid-Cap Growth Fund's year-to-date performance was above the median of its peer group and had exceeded its benchmark index, the Russell MidCap Growth Index. The Trustees particularly noted the Fund's first quartile performance ranking for the year-to-date and one-year period. The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics pertaining to the Fund. The Trustees concluded that the Advisor's performance was again highly satisfactory under current market conditions.

    3. THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR'S FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed and compared each Fund's fees and expenses to those funds in its peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

        CHASE GROWTH FUND. The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.39%, but had actual expenses of 1.18%. Because the Advisor had consistently remained below the expense cap, the Board did not review the Fund's Operating Expenses Limitation Agreement. The Trustees noted that the Fund's total expense ratio was below its peer group median and the expense structure was in line with the fees charged by the Advisor to its other investment management clients. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

        CHASE MID-CAP GROWTH FUND. The Board noted that the Advisor had agreed to maintain an annual expense ratio of 1.48%. The Board further noted that the Fund had consistently and clearly disclosed to shareholders the Fund's projected expense ratio that shareholders should expect to experience and that the Advisor had always honored its agreement to cap expenses. The Trustees noted that the Fund's total expense ratio was below its peer group median and the expense structure was in line with the fees charged by the Advisor to its other investment management clients. After taking into account all waivers and reimbursements, the Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

    4. ECONOMIES OF SCALE. The Board also considered that the Advisor would realize economies of scale regarding the Fund's expenses as Fund assets continue to grow. As the level of the Funds' assets continues to grow, the Advisor expects to be able to cover existing Fund overhead, although there are other Fund expenses that will increase with greater assets. The Board noted that although the Funds do not have advisory fee breakpoints, the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Funds do not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

    5. THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor's financial information and took into account both the direct and indirect benefits to the Advisor from advising the Funds. The Board considered that the Advisor benefits from positive reputational value in advising the Funds. The Board noted that the Advisor continued to subsidize a portion of the Chase Mid-Cap Growth Fund's operating expenses, and reviewed the Advisor's compliance with its expense reimbursement obligations. The Board also considered the Advisor's estimate of the asset level at which each Fund would reach a break even level by covering allocated overhead costs. The Board considered that the additional benefits derived by the Advisor from its relationship with the Funds were limited primarily to research benefits received in exchange for "soft dollars." After such review, the Board determined that the profitability of the Advisor from the Advisory Agreements is not excessive, and that the Advisor had maintained adequate resources to support the services to the Funds.

No single factor was determinative of the Board's decision to approve the continuance of the Advisory Agreements, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable to the Funds, and that the Funds' shareholders received reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and its shareholders.

                                    ADVISOR
                      Chase Investment Counsel Corporation
                         300 Preston Avenue, Suite 403
                         Charlottesville, VA 22902-5091

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                              Cincinnati, OH 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            Tait, Weller & Baker LLP
                         1818 Market Street, Suite 2400
                          Philadelphia, PA 19103-3638

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. DURING THE LAST SIX MONTHS, THERE HAS BEEN A MATERIAL CHANGE TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES. THE NOMINATING COMMITTEE WILL NOW CONSIDER NOMINEES RECOMMENDED BY SHAREHOLDERS.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   --------------------------------------------

     By (Signature and Title)*<F24>  /s/ Eric M. Banhazl
                                     --------------------------
                                     Eric M. Banhazl, President

     Date   6/05/06
            --------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F24>  /s/ Eric M. Banhazl
                                     --------------------------
                                     Eric M. Banhazl, President
     Date   6/05/06
            --------------------------------------

     By (Signature and Title)*<F24>  /s/ Douglas G. Hess
                                     --------------------------
                                     Douglas G. Hess, Treasurer

     Date   6/05/06
            --------------------------------------

*<F24> Print the name and title of each signing officer under his or her signature.